                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                                          H&Q HEALTHCARE INVESTORS
                                        H&Q LIFE SCIENCES INVESTORS
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS
                          30 Rowes Wharf, Fourth Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 310-0567

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

    An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Tuesday, June 25, 2002, at 9:00 a.m. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, for the following purposes:


    (1) The election of Trustees of each Fund;



    (2) The approval of a new investment advisory agreement between each Fund and Hambrecht & Quist Capital Management LLC;



    (3) The ratification or rejection of the selection of PricewaterhouseCoopers LLP as the independent public accountants of each Fund for the fiscal year ending September 30, 2002; and


    (4) The transaction of such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

    Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on May 15, 2002 will be entitled to vote at the Annual Meeting or at any adjournment or adjournments thereof.

                                          By Order of the Board of Trustees,



                                          [SIGNATURE]

                                          Jennifer L. Morris,
                                          Secretary

May 20, 2002

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE AND SIGN THE PROXY FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED (OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE VOTING INSTRUCTION CARD) SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY (OR VOTE BY OTHER AVAILABLE MEANS), REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.
--------------------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS
                          H&Q LIFE SCIENCES INVESTORS

                             JOINT PROXY STATEMENT


    This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors ("HQL" and, together with HQH, each is referred to separately as the "Fund" and collectively as the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders (the "Annual Meeting") of the Funds to be held on June 25, 2002, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 20, 2002. Unless otherwise indicated, all information and each proposal ("Proposal") applies separately to each Fund. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about May 20, 2002.



    Proposal 1 relates to the election of Trustees for each Fund, Proposal 2 relates to the approval of a new investment advisory agreement for each Fund and Proposal 3 relates to the ratification of the independent public accountants of each Fund. Each Fund's shareholders will vote separately on each Proposal.



    Each Fund's Annual Report with respect to the fiscal year ended
September 30, 2001 was mailed to shareholders on or about November 30, 2001. Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to each Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 or be made by calling (800) 327-6679.


                                   PROPOSAL 1
                              ELECTION OF TRUSTEES


    Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class A Trustees expires on the date of the 2002 Annual Meeting, and the term of office of the Class B and Class C Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class A Trustees whose terms are expiring will be elected for a three-year term.



    Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board of Trustees has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees for HQH and three nominees for HQL. Each nominee is presently serving as a Class A Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected), when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.


    The nominees to serve as Class A Trustees until the 2005 Annual Meeting are Alan G. Carr and Henri A. Termeer for HQH and Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQL. The Class B Trustees serving until the 2003 Annual Meeting are Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQH and Alan G. Carr and Henri A. Termeer for HQL. The Class C Trustees serving until the 2004 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQH and Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQL. The address for each nominee and Trustee is c/o the Fund at the Fund's address as set forth above.

    The nominees and Trustees and their principal occupations for at least the last five years are as follows:


NAME (AGE), BUSINESS EXPERIENCE AND DIRECTORSHIPS,       SHARES BENEFICIALLY OWNED
TERM OF TRUSTEESHIP AND OTHER POSITIONS WITH THE FUNDS,     AS OF APRIL 1, 2002
AS OF APRIL 1, 2002                                          HQH           HQL
-------------------------------------------------------  ------------  ------------
             INTERESTED TRUSTEES*
ALAN G. CARR (67),                                          28,825(1)     16,385
Chairman (since 2001), President (from 1992-2001),
Director (since 1986) and Senior Vice President (from
1986-1992) of the Adviser; Managing Director (from
1992-1999) of Hambrecht & Quist Group; and President
Emeritus (since 2001), President (from 1987-2001) and
Trustee (since 1987) of HQH and (since 1992) of HQL.
            NON-INTERESTED TRUSTEES
LAWRENCE S. LEWIN (63),                                      2,200         2,920
Formerly Chief Executive Officer (from 1970-1999) of
The Lewin Group (healthcare public policy and
management consulting), a subsidiary of Quintiles
Transnational Corp.; and Trustee (since 1987) of HQH,
(since 1992) of HQL and Chairman (since 2000) of HQH
and of HQL.
ROBERT P. MACK, M.D. (66),                                   2,921           -0-
Consultant in Orthopedic Surgery to Orthopedic
Associates of Aspen (since 2001). Orthopedic Surgeon
(from 1996-1998) at the Steadman-Hawkins Orthopedic
Clinic and (from 1977-1996) at the Denver Orthopedic
Clinic; Director of the Department of Orthopedic
Surgery at Metropolitan General Hospital and Assistant
Professor of Orthopedics at Case Western Reserve
University, Cleveland, OH (from 1968-1977); and Trustee
(since 1991) of HQH and (since 1992) of HQL.
ERIC ODDLEIFSON** (67),                                      2,237         1,375
Partner (since 2001) and Managing Director (from
1997-2000) of Renewable Resources LLC (forest
properties investment); formerly Managing Director
(from 1995-1997) of UBS Asset Management (forest
properties investment); formerly President, Director
and Chief Investment Officer (from 1984-1995) of
Resource Investments, Inc. (forest properties
investment); and Trustee (since 1992) of HQH and of
HQL.
OLEG M. POHOTSKY (55),                                         -0-           -0-
Most recently, Senior Vice President (from 1991-2001)
of FAC/Equities, a division of First Albany Corporation
(investment bank); General Partner (1989-1991) of
Strategic Capital Associates (financial advisory firm);
General Partner (1986-1987) of Capital Growth Partners
(private mezzanine capital institutional investment
partnership); and Trustee (since 2000) of HQH and of
HQL.
UWE E. REINHARDT, PH.D.** (64),                                592           579
Professor of Economics (since 1968) at Princeton
University; and Trustee (since 1988) of HQH and (since
1992) of HQL.
HENRI A. TERMEER** (56),                                       -0-           -0-
Chairman (since 1988), Chief Executive Officer (since
1985) and President (since 1983) of Genzyme Corporation
(human healthcare products); Director (since 1987) of
ABIOMED, Inc.; Director (since 1992) of AutoImmune,
Inc.; Director (since 1993) of Genzyme Transgenics;
Director (since 1996) of Diacrin, Inc.; and Trustee
(since 1989) of HQH and (since 1992) of HQL.
                                                            ------        ------
ALL TRUSTEES OF EACH FUND AS A GROUP...........             36,775        21,259


---------------------


  * Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") (an "Interested Person"), through position or affiliation with Hambrecht & Quist Capital Management Incorporated (the "Adviser").
 **  Member of each Fund's Audit Committee.
(1) Mr. Carr's shares include 479 shares held by a family member as to which he disclaims any beneficial interest.

   The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and in the aggregate as of April 1, 2002. The information as to beneficial ownership is based upon statements furnished by each Trustee.

                                                                                     AGGREGATE DOLLAR RANGE OF
                                                                                     EQUITY SECURITIES IN BOTH
                                     DOLLAR RANGE OF EQUITY  DOLLAR RANGE OF EQUITY      FUNDS OVERSEEN BY
NAME OF TRUSTEE                        SECURITIES IN HQH       SECURITIES IN HQL      TRUSTEE IN FUND COMPLEX
--------------------------------------------------------------------------------------------------------------
Alan G. Carr                         Over $100,000           Over $100,000           Over $100,000
Lawrence S. Lewin                    $10,001-$50,000         $50,001-$100,000        Over $100,000
Robert P. Mack, M.D.                 $50,001-$100,000        None                    $50,001-$100,000
Eric Oddleifson                      $10,001-$50,000         $10,001-$50,000         $50,001-$100,000
Oleg M. Pohotsky                     None                    None                    None
Uwe E. Reinhardt, Ph.D.              $10,001-$50,000         $10,001-$50,000         $10,001-$50,000
Henri A. Termeer                     None                    None                    None


    During the fiscal year ended September 30, 2001, five meetings of each Fund's Board of Trustees were held. Each Trustee attended at least 75% of those meetings.



    Each Fund has an Audit Committee comprised solely of Trustees who are not Interested Persons and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards (each an "Independent Trustee"). Each Fund's Board of Trustees has adopted a written charter for the Audit Committee. The principal purpose of each Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.



    For each Fund, the Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the outside auditor is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgement), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent public accountants.



    Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended
September 30, 2001, and discussed with the Fund's independent public accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the matters required to be discussed by SAS 61 (Communication with Audit Committees), which includes, among other items, matters relating to the conduct of an audit of the Fund's financial statements. Each Fund's Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers its independence. Based on its review and discussions with management and PricewaterhouseCoopers, each Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2001 be included in the Fund's Annual Report for filing with the Securities and Exchange Commission (the "SEC").

    The members of each Fund's Audit Committee are Mssrs. Oddleifson, Reinhardt and Termeer. Mr. Oddleifson is the Chairman of each Fund's Audit Committee. Each Fund's Audit Committee held one meeting during the fiscal year ended
September 30, 2001. Each Audit Committee member attended that meeting. Neither Fund has a nominating committee or compensation committee.



    Each Fund currently pays each of its Independent Trustees an annual fee of $15,000 plus $1,500 for each meeting attended. The Chairman of the Board of Trustees of each Fund receives an additional annual fee of $3,000. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2001, the Independent Trustees as a group received $142,724 from HQH and $140,559 from HQL for fees and reimbursed expenses. No other direct compensation has been paid by the Funds to the Trustees and officers as a group. Trustees and officers of the Funds who hold positions with the Adviser receive indirect compensation from the Funds in the form of the investment advisory fee paid to the Adviser.


                               Compensation Table
                  For the fiscal year ended September 30, 2001

                                       AGGREGATE     ACCRUED PENSION  TOTAL COMPENSATION
INDEPENDENT                           COMPENSATION    OR RETIREMENT   FROM FUND COMPLEX
TRUSTEE                              FROM EACH FUND     BENEFITS         (TWO FUNDS)
----------------------------------------------------------------------------------------
Lawrence S. Lewin                       $25,500              None          $51,000
Robert P. Mack, M.D.                    $22,500              None          $45,000
Eric Oddleifson                         $22,500              None          $45,000
Oleg M. Pohotsky                        $22,500              None          $45,000
Uwe E. Reinhardt, Ph.D.                 $22,500              None          $45,000
Henri A. Termeer                        $21,000              None          $42,000

EXECUTIVE OFFICERS


    The following table sets forth information (Name (Age), Positions with the Funds) for at least the last five years with respect to the executive officers of the Funds not named above. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.


ALAN G. CARR (67),

    Chairman (since 2001), President (from 1992-2001), Director (since 1986) and Senior Vice President (from 1986-1992) of the Adviser; Managing Director (from 1992-1999) of Hambrecht & Quist Group; and President Emeritus (since 2001), President (from 1987-2001) and Trustee (since 1987) of HQH and (since 1992) of HQL.


DANIEL R. OMSTEAD, ENGSCD (48),


    President (since 2001) of HQH and of HQL; President and Chief Executive Officer (since 2001) and Managing Director (since 2000) of the Adviser; formerly President and Chief Executive Officer (from 1997-2000) and Chief Operating Officer (1997) of Reprogenesis, Inc.

KIMBERLEY L. CARROLL (46),

    Treasurer and Chief Financial Officer (since 1987) of HQH and (since 1992) of HQL; and Vice President (since 1991) and Treasurer (since 2000) of the Adviser.

JENNIFER L. MORRIS (33),

    Secretary (since 2001) of HQH and of HQL; and Assistant Vice President (since 1999) and Manager, Corporate Communications (from 1996-1999) of the Adviser.

REQUIRED VOTE

    Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

                                   PROPOSAL 2
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

    Hambrecht & Quist Capital Management Incorporated (also referred to herein as the "Adviser") acts as the investment adviser to the Funds pursuant to a separate investment advisory agreement between the Adviser and each Fund (each, a "Current Agreement" and collectively, the "Current Agreements"). On May 2, 2002, the Adviser and Hambrecht & Quist California ("H&Q California"), which is the 100% owner of the Adviser, entered into an asset purchase agreement (the "Asset Purchase Agreement") with Hambrecht & Quist Capital Management LLC (the "New Adviser") pursuant to which the New Adviser will acquire certain assets and assume certain liabilities of the Adviser (the "Transaction").

    The New Adviser is organized as a limited liability company under the laws of Delaware. The New Adviser is a newly-formed, SEC-registered investment adviser and is 100% owned by Alan G. Carr and Daniel R. Omstead (together,
Mr. Carr and Dr. Omstead are referred to hereinafter as the "Principals"). Currently, Mr. Carr is Chairman and Dr. Omstead is President and Chief Executive Officer of the Adviser. Mr. Carr is also Chairman and Dr. Omstead is also President and Chief Executive Officer of the New Adviser, although these titles are subject to change.

    As a result of the Transaction, each Fund's Current Agreement with the Adviser will terminate. Therefore, in anticipation of the Transaction, a new investment advisory agreement between each Fund and the New Adviser (each, a "New Agreement" and collectively, the "New Agreements") is being proposed for approval by the shareholders of each Fund.

    The form of each Fund's New Agreement is attached hereto as Exhibit A. THE TERMS OF EACH FUND'S NEW AGREEMENT ARE SUBSTANTIALLY IDENTICAL TO THE TERMS OF EACH FUND'S CURRENT AGREEMENT, EXCEPT FOR THE EFFECTIVE DATE, INITIAL TERM, THE PARTIES AND CERTAIN PROVISIONS RELATING TO THE USE OF THE H&Q NAME. The material terms of each Fund's Current Agreement are described under "Description of the Current Agreements" below.

    The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Asset Purchase Agreement, the New Adviser, the Adviser and its affiliates has been provided to the Funds by the New Adviser, the Adviser and its affiliates.

BOARD APPROVAL AND RECOMMENDATION


    On March 22, 2002, the Board of Trustees, including each of the Independent Trustees, voted unanimously to approve the New Agreement for each Fund and to recommend its approval to shareholders. For information about the Board's deliberations and the reasons for their recommendation, please see "Board Considerations" below. The Board of Trustees of each Fund unanimously recommends that the Fund's shareholders vote in favor of the approval of the New Agreement for the Fund.

INFORMATION CONCERNING THE TRANSACTION AND THE NEW ADVISER


    DESCRIPTION OF THE TRANSACTION. On May 2, 2002, the Adviser and H&Q California, which is the 100% owner of the Adviser and is itself an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., entered into the Asset Purchase Agreement with the New Adviser. Under the Asset Purchase Agreement, the New Adviser will acquire certain assets of the Adviser and assume certain liabilities of the Adviser for approximately $9.2 million.


    As discussed above, each Fund's Current Agreement will terminate upon the consummation of the Transaction. If the New Agreement is not approved by a Fund's shareholders, the Fund's Current Agreement will continue in effect until July 31, 2002 and, at such time, the Board of Trustees would make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund. Such arrangements could include extending the term of the Fund's Current Agreement.


    The Transaction is subject to a number of conditions that are contained in the Asset Purchase Agreement, including the approval of the New Agreements by the shareholders of the Funds. In addition, these conditions require, among other things, the receipt of all material consents, approvals, permits and authorizations from appropriate governmental entities and other third parties; the absence of any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Transaction; that the representations and warranties of the parties to the Transaction are true and correct in all material respects; that the parties to the Transaction have performed in all material respects all obligations and covenants that they are required to perform; and that the parties to the Transaction have delivered appropriate certificates and resolutions as to the authorizations in connection with the Transaction. The Transaction is expected to close on or about June 30, 2002.



    Under the Asset Purchase Agreement, the New Adviser has agreed that it will use its reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, as discussed under "Board
Considerations" below.


    THE NEW ADVISER. As noted above, the New Adviser, which is organized as a limited liability company under the laws of Delaware, is a newly-formed, SEC-registered investment adviser and is 100% owned by the Principals. The New Adviser will be engaged primarily in the business of providing investment advisory services to the Funds, assuming shareholder approval of the New Agreements. As discussed more fully below, the members of the Adviser's existing management team have accepted, in principle, offers of employment with the New Adviser, subject to the closing of the Transaction (see "Operation of the New Adviser" and "Board Considerations" below). As of the date hereof, the New Adviser does not have any clients or assets under management. The New Adviser's principal offices are located at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 and its telephone number is (617) 310-0567, representing no change from the current Adviser.

    The Principals, Mr. Carr and Dr. Omstead, who currently serve as the senior executive officers and portfolio managers of the Adviser, also will serve as the senior executive officers and portfolio managers of the New Adviser. The Principals have a combined experience of more than 50 years in portfolio management and healthcare company operations and management. Mr. Carr has been the portfolio manager since inception of both H&Q Healthcare Investors and H&Q Life Sciences Investors and has an extensive background in the investment field. Dr. Omstead's experience includes positions of significant responsibility in pharmaceutical and biotechnology company operations. Dr. Omstead was Managing

Director of the Adviser from 2000 to 2001, and, since 2001, he has served as President and Chief Executive Officer of the Adviser and President of the Funds.

    The other employees of the Adviser who are expected to become employees of the New Adviser have an additional 70+ years of relevant experience in the investment industry, with more than half of those years in the employment of the Adviser. Many of these individuals possess graduate degrees in relevant fields of study: four have MBAs and two have medical degrees. The Principals believe that the experience of these employees will provide continuity in the management and operation of the Funds following the consummation of the Transaction.

    As is the case with the Adviser, the New Adviser expects that its employees will meet with management of current and potential portfolio companies on a regular basis and will attend healthcare related scientific and investor conferences throughout the year. The New Adviser also expects to have access to research from a wide variety of resources, which it will use in combination with its own experience and due diligence to make investment decisions. The New Adviser anticipates that it will have the same access to the number and quality of venture capital investments that the Adviser currently has.

PERFORMANCE INFORMATION FOR THE FUNDS


    The following table sets forth information about the performance of each Fund's stock price and net asset value, as well as the performance of comparative indices, as of March 31, 2002, for the periods shown. Historic performance is not necessarily indicative of future performance.


                                ONE YEAR  THREE YEAR  FIVE YEAR  TEN YEAR
                                --------  ----------  ---------  ---------
HQH stock price                   22.9%       37.2%     18.7%       9.3%
HQL stock price                   29.8%       39.2%     20.5%      9.46%*
HQH net asset value                9.4%       25.1%     16.3%      10.8%
HQL net asset value                8.0%       25.7%     16.5%     10.15%*
Russell 2000 Index                14.0%        9.8%      9.5%      11.1%
S&P 500 Index                      0.3%       -2.5%     10.2%      13.3%

-------------------

  *  Since inception (June 30, 1992).
Notes:
(1)  Periods over one year are annualized.
(2) Returns are calculated using the modified-Dietz methodology using monthly closing prices ending March 31, 2002.

   HQH has paid out $25.73 per share in distributions since inception. HQL has paid out $11.57 per share in distributions since inception. The net asset value per share of each Fund has ranged from as high as $53.69 to as low as $6.16 for HQH and as high as $44.80 to as low as $9.98 for HQL. As of April 1, 2002, the net asset value per share of HQH was $25.56 and the net asset value per share of HQL was $21.33.

OPERATION OF THE NEW ADVISER

    As proposed, the New Adviser will serve as the registered investment adviser to the Funds under the New Agreements following the Transaction, subject to shareholder approval. With the approval of H&Q California, the existing employees of the Adviser have accepted, in principle, offers of employment from the New Adviser, subject to the closing of the Transaction. Generally, this means that the New Adviser will be staffed by the same employees as the Adviser and that such employees will perform substantially similar duties for the New Adviser as they do for the Adviser. Accordingly, the Principals have advised the Independent Trustees that they believe that the New Adviser will provide services to the Funds that will be substantially identical in scope and quality to those currently being provided to the Funds by the Adviser, as discussed more fully below under "Board Considerations."

BOARD CONSIDERATIONS


    On February 15, 2002, the Principals met with the Independent Trustees and informed them of their intention to form a new entity to acquire certain assets and assume certain liabilities of the Adviser. At that meeting, the Principals discussed with the Independent Trustees the general terms of the proposed acquisition, the general corporate structure of the New Adviser, the background of certain key employees of the Adviser, their views on the proposed transaction, and their general plans for operating the New Adviser. In addition, the Independent Trustees considered information supplied to them by the Adviser concerning, among other things, the nature, quality and extent of services provided by the Adviser to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; and the Adviser's profitability from managing the Funds (both individually and collectively).


    Over the course of the following weeks, the Independent Trustees met, both privately and with the Principals and other senior personnel of the Adviser, to discuss the potential benefits and risks to the Funds and their shareholders arising from the proposed Transaction. The Independent Trustees were assisted throughout this process by their independent legal counsel.


    On March 8, 2002, the Principals entered into a non-binding letter of intent with H&Q California whereby the Principals agreed, subject to a number of contingencies (including the execution of a definitive transaction agreement), to form the New Adviser to acquire certain assets and assume certain liabilities of the Adviser. Thereafter, the Independent Trustees met on March 22, 2002 to review and discuss the Transaction and its potential impact on the Funds and their shareholders.


    In the course of their review, the Independent Trustees requested and reviewed substantial information regarding, among other things: the New Adviser's staffing plans and its plans to develop its investment advisory capabilities; the extent to which the Principals and other employees of the Adviser will continue to be involved with the Funds as employees of the New Adviser following the Transaction; the arrangements of the New Adviser to retain and attract key personnel; the New Adviser's future business plans, including its plans to develop and offer additional asset management products and services and the potential impact, if any, on the New Adviser's service capabilities if such plans are implemented; each Fund's fee structure and the costs of the Transaction to the Funds; and the financial resources of the New Adviser, including its financial structure, stability and cash flow.

    The Independent Trustees gave consideration to the fact that each employee of the Adviser is expected to become an employee of the New Adviser and that such employees will perform substantially similar duties for the New Adviser as they do for the Adviser. In this connection, the Independent Trustees also took into account the Principals' assurances that they intend to continue to be fully involved with the operation of the Funds and that they will commit a substantial portion of their net worth to the organization of the New Adviser. The Independent Trustees considered that the Principals' own financial success will be integrally linked to the success of the Funds.

    The Independent Trustees also considered the New Adviser's plans to provide equity or other financial incentives to retain and attract key personnel to satisfy themselves that the New Adviser will be effectively staffed by qualified and experienced personnel throughout the term of the New Agreements. Specifically, the Independent Trustees discussed the Principals' plans to implement a retention system designed to induce key employees of the New Adviser to stay with the firm and participate in its anticipated financial success.

    The Independent Trustees weighed the Principals' assurances that the New Adviser will have the human and economic resources to service the Funds effectively. The Independent Trustees took into account the Principals' representations that the New Adviser is committed to the continuance, without interruption, of services to each Fund of at least the type and quality currently provided by the Adviser. Furthermore, the Independent Trustees considered the Principals' assurances that any new investment service or product offered by the New Adviser would not result in any adverse change in the investment management or operations of the Funds and that they did not plan to make any material change to the level of investment advisory services currently rendered to the Funds.


    The Independent Trustees reviewed each Fund's investment advisory fee structure, taking into account the unique characteristics of the Fund's investment portfolio, the Fund's investment performance and the level of services received from the Adviser. The Independent Trustees took into account that the Funds will not bear any costs of the Transaction or any additional expenses as a result of the Transaction. In this connection, the Independent Trustees considered that the New Adviser has undertaken to pay the costs of the Annual Meeting to the extent they exceed the costs of the Funds' joint annual meeting in 2001 (see "General" below).


    The Independent Trustees considered representations by the New Adviser regarding its financial resources, including its plans regarding its business, financial structure, stability and cash flow. They also considered the projected income statements of the New Adviser, including anticipated revenues and expenses. The Independent Trustees weighed the New Adviser's commitment and financial ability to establish and maintain a significant cash flow reserve that would contribute to its financial wherewithal. The New Adviser gave assurances to the Independent Trustees concerning the adequacy of its financial resources, which the Independent Trustees considered along with assurances from the New Adviser that it would establish a substantial cash reserve to help maintain its economic viability.

    The New Adviser and the Adviser also gave assurances to the Independent Trustees that they intend to comply with Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company to receive benefits in connection with a sale of securities of, or a sale of any other interest in, the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must be persons who are not "interested persons" of the investment company's investment adviser or its predecessor. The current composition of each Fund's Board of Trustees is and will continue to be in compliance with this provision of
Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The New Adviser has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on either Fund in connection with the Transaction.

    In addition, at the March 22 meeting, the Independent Trustees received an update of the information they received in connection with their February 15 meeting, which concerned, among other things, the nature, quality and extent of services provided by the Adviser to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; venture investment activity; the Funds' audits; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; and the Adviser's profitability from managing the Funds (both individually and collectively).

    Based on all of the foregoing, at a meeting on March 22, 2002, the Board of Trustees voted unanimously to approve the New Agreements and to recommend them to the shareholders for their approval.

PORTFOLIO TRANSACTIONS


    Pursuant to the Current Agreements, in executing transactions and selecting brokers or dealers (which may include any affiliate of the Adviser to the extent permitted by the 1940 Act) the Adviser will use its best efforts to obtain the best price and execution for the Funds. In assessing the best price and execution available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as those terms of are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. Such services may be useful to the Adviser in connection with its services to other clients. The New Adviser's brokerage policies pursuant to the New Agreements will be the same in all material respects as those of the Adviser pursuant to the Current Agreements.


DESCRIPTION OF THE CURRENT AGREEMENTS

    SERVICES PROVIDED. Each Fund's Current Agreement states that, subject to the supervision and direction of the Board, the Adviser will: (a) act in strict conformity with the Fund's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may be amended from time to time; (b) manage the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus; (c) make investment decisions for the Fund; (d) place purchase and sale orders for portfolio transactions for the Fund; (e) supply the Fund with office facilities (which may be in the Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; (f) supply or direct and supervise a third party administrator or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, internal auditing services, and other clerical services in connection therewith; and (g) prepare or supervise and direct a third party administrator or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state Blue Sky authorities.


    In providing these services, the Adviser is required to provide investment research and supervision of each Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Fund's assets. In addition, the Adviser is required to furnish each Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.


    EXPENSES PAID BY THE ADVISER. Each Fund's Current Agreement states that the Adviser shall bear all expenses in connection with the performance of its services thereunder, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons."

    EXPENSES PAID BY THE FUNDS. Each Fund's Current Agreement states that the Fund shall pay (or, in the event that such expenses are paid by the Adviser, shall reimburse the Adviser for) all other expenses incurred in the organization and operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Fund's dividend reinvestment plan, SEC and National Association of Securities
Dealers, Inc. fees, fees and expenses of the Trustees who are not "affiliated persons" of the Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

    COMPENSATION PAID TO THE ADVISER. Under each Fund's Current Agreement, the Fund pays the Adviser as compensation for services rendered a fee, computed monthly, equal when annualized to (1) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of net assets and (2) the percentage that corresponds to the fee table below of the average net assets for such month of all other assets ("Other Assets"); provided that in no event will such monthly fee when annualized exceed 1.375% of the average net assets of the Fund for such month.

                                                    ANNUALIZED
VALUE OF OTHER ASSETS                                FEE RATE
---------------------                               ----------
$250,000,000 or less                                   1.0%
$250,000,001 to $500,000,000                           0.9%
$500,000,001 to $1,000,000,000                         0.8%
In excess of $1,000,000,000                            0.7%

    For these purposes, "venture capital and other restricted securities" are securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to the sale of which the safe harbor provided by Rule 144(k) is not available are considered to be subject to legal or contractual restrictions on resale. For the fiscal year ended September 30, 2001, HQH paid the Adviser an advisory fee of $4,411,094 and HQL paid the Adviser an advisory fee of $3,142,957. As of April 1, 2002, HQH had net assets of $328,054,977 and HQL had net assets of $213,525,591.


    LIABILITY OF THE ADVISER. Each Fund's Current Agreement provides that the Adviser shall not be held responsible for any loss incurred by any act or omission of any broker and that the Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services thereunder, except
(a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties thereunder. Subject to the foregoing, each Fund indemnifies the Adviser, and its directors, officers and employees to the maximum extent permitted by Article V of the Fund's Declaration of Trust.

    TERMINATION OF THE AGREEMENT. Each Fund's Current Agreement may be terminated by either the Fund or the Adviser by not less than thirty days' nor more than sixty days' written notice to the other party.

ADDITIONAL INFORMATION ABOUT THE CURRENT AGREEMENTS

    The date of each Fund's Current Agreement is April 30, 2000. Each Fund's Current Agreement was last submitted to a vote by the Fund's shareholders on June 8, 2000, for the primary purpose of approving a reduced management fee rate. Each Fund's Current Agreement was last approved by the Trustees on March 22, 2002 and the date to which it was last continued is July 31, 2002.

THE NEW AGREEMENTS

    The New Agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to close on or about
June 30, 2002. Each Fund's New Agreement will be in effect for an initial term of one year and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "PROXIES AND VOTING AT THE ANNUAL MEETING") of each Fund, or by the Board of Trustees, and, in either event, the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose. As noted above, if the New Agreement is not approved by a Fund's shareholders, that Fund's Current Agreement will continue in effect until July 31, 2002 and, at that time, the Board of Trustees would make such arrangements for the management of the Fund's investments as it deems appropriate and in the best interests of the Fund. Such arrangements could include extending the term of the Fund's Current Agreement.

DIFFERENCES BETWEEN THE CURRENT AND NEW AGREEMENTS

    The terms of each Fund's New Agreement are substantially identical to the terms of each Fund's Current Agreement, except for the effective date, initial term, the parties and certain provisions relating to the use of the H&Q name, as described below. The investment advisory fee rates paid by the Funds to the New Adviser under the New Agreements will be the same as those currently in effect under the Current Agreements.


    Under the Current Agreements, each Fund acknowledges that the terms "Hambrecht & Quist" and "H&Q" are property rights of the Adviser and its affiliates and that such entities may permit other entities to use such terms as part of their names. Each Fund currently agrees that, if the Adviser ceases to act as investment adviser to the Fund, the Fund's license to use the term "H&Q" as part of its name will terminate, unless an agreement can be reached on its continued use by the Fund. If an agreement acceptable to all parties cannot be reached, each Fund will take all necessary actions to change its name to a name not including such terms.


    Under the New Agreements, each Fund would acknowledge that the New Adviser's use of the term "H&Q" is pursuant to a written license agreement (the "License Agreement"), a copy of which the New Adviser has provided to the Fund. Under the License Agreement, the New Adviser may sublicense the term "H&Q" to a fund for which it serves as investment adviser, for use as part of the fund's name, pursuant to a written sublicense agreement. In connection with the New Agreements, each Fund would agree that its right to use the term "H&Q" is subject in all respects to the terms of the License Agreement. In addition, each Fund would agree that if the License Agreement terminates, or if the New Adviser ceases to act as investment adviser to the Fund, the Fund's sublicense to use the term "H&Q" as part of its name will terminate, at which time the Fund will take all necessary action to change its name to a name not including such term.

REQUIRED VOTE

    The 1940 Act requires that each Fund's New Agreement be approved by a "majority of the outstanding voting securities" of the Fund, as defined below under "PROXIES AND VOTING AT THE MEETING." The Trustees recommend a vote FOR the approval of each Fund's New Agreement.

                                   PROPOSAL 3
                     RATIFICATION OR REJECTION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS


    Pursuant to the 1940 Act, at a meeting called for such purpose on November 6, 2001, each Fund's Audit Committee recommended and a majority of the Board of Trustees of each Fund, including a majority of the Independent Trustees, selected PricewaterhouseCoopers as the independent public accountants for the Fund for the fiscal year ending September 30, 2002. Prior to the selection of PricewaterhouseCoopers, Arthur Andersen LLP ("Andersen") served as each Fund's independent public accountants before resigning as such as of September 27, 2001. Andersen's resignation was prompted by revisions to the SEC's auditor independence requirements. As a result of those revisions, Andersen may no longer be considered "independent" with respect to the Funds because of its commercial banking relationship with J.P. Morgan Chase & Co., the parent company of the Adviser. Accordingly, at a meeting called for such purpose on September 26, 2001, a majority of the Board of Trustees of each Fund, including a majority of the Independent Trustees, approved the engagement PricewaterhouseCoopers as the Fund's independent public accountants for the remainder of the Fund's fiscal year ended September 30, 2001. Each Fund's Audit Committee participated in and approved the decision to change the Fund's independent public accountants.



    During the fiscal years of each Fund ended September 30, 1999 and September 30, 2000, Andersen's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with the audits of each Fund for the fiscal years ended September 30, 1999 and September 30, 2000, and through September 27, 2001, there were no disagreements between either Fund and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Andersen would have caused it to make reference to the disagreements in its report on the financial statements for such years.



    Each Fund has been advised that neither PricewaterhouseCoopers nor any of its partners has any direct or material indirect financial interest in the Fund, nor has had any connection during the past three years with the Fund in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Accounting services to be performed by PricewaterhouseCoopers for each Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. PricewaterhouseCoopers also will perform non-audit services consisting of review and/or preparation of income tax returns of each Fund. Representatives of PricewaterhouseCoopers will be present and available for questioning at the Annual Meeting and will have an opportunity to make a statement.



    The following table shows fees paid to PricewaterhouseCoopers for the audit of each Fund's most recent annual financial statements. The information in the column "Audit Fees" shows the amounts paid for the audit and review of financial statements of each Fund. The information in the column "All Other Fees" shows the aggregate amounts paid to PricewaterhouseCoopers by each Fund for tax-related services. No other fees were paid to PricewaterhouseCoopers by the Funds, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds. The Audit Committee of the Board of Trustees has considered whether PricewaterhouseCoopers' provision of non-audit services, the compensation for which is disclosed under "All Other Fees," is compatible with maintaining PricewaterhouseCoopers' independence.


                                          AUDIT FEES  ALL OTHER FEES*
                                          ----------  ---------------
H&Q Healthcare Investors                   $38,500        $9,600
H&Q Life Sciences Investors                $38,500        $6,400

-------------------

  * Represents aggregate fees billed for all other non-audit services, namely, tax-related services.

REQUIRED VOTE

    The selection of PricewaterhouseCoopers as each Fund's independent public accountants for the fiscal year ending September 30, 2002, is submitted to the shareholders for ratification and requires the affirmative vote of a majority of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR the selection of PricewaterhouseCoopers as the independent public accountants of each Fund.

                     INFORMATION PERTAINING TO THE ADVISER


    Hambrecht & Quist Capital Management Incorporated, a California corporation, is the investment adviser for each Fund. Under each Fund's Current Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser also is obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. The Funds pay no salaries. The salaries of all officers of the Funds and all personnel of the Funds or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Funds or of the Adviser, are paid by the Adviser or an affiliate thereof.


    Daniel R. Omstead serves as President and Chief Executive Officer of the Adviser, which is his principal occupation. Alan G. Carr serves as Chairman and Director of the Adviser, which is his principal occupation. The other Directors of the Adviser are David G. Golden and Steven N. Machtinger. Mr. Golden's principal occupation is Managing Director and Director of Global Technology, Media and Telecom Investment Banking for J.P. Morgan Securities Inc.
Mr. Machtinger's principal occupation is Managing Director and Associate General Counsel for J.P. Morgan Securities Inc. The Adviser's address is 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328. The Adviser is wholly-owned by Hambrecht & Quist California, a California corporation, at the address of One Bush Street, San Francisco, California 94104, which is indirectly wholly-owned by J.P. Morgan Chase & Co., at the address of 270 Park Avenue, New York, New York 10017. The address for Dr. Omstead and Mr. Carr is c/o the Adviser at the address of the Adviser set forth above. The address for Mr. Golden and Mr. Machtinger is c/o J.P. Morgan Securities Inc. at One Bush Street, San Francisco, California 94104.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to a fund, require the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2001, its Reporting Persons complied with all applicable filing requirements.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

                    PROXIES AND VOTING AT THE ANNUAL MEETING

    Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328, or by casting a vote at the Annual Meeting. All valid proxies received prior to the Annual Meeting, or any adjournment or adjournments thereof, will be voted at the Annual Meeting and any adjournments thereof.


    The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes are unlikely to be relevant to the Annual Meeting because each of the Proposals to be voted upon by the shareholders involves matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.


    Shareholders of each Fund will vote separately with respect to each Proposal. Proposal 1 requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the two nominees, in the case of HQH, and the three nominees, in the case of HQL, receiving the greatest number of votes will be elected). Proposal 2 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined below. Proposal 3 requires the approval of a majority of shares voting at the Annual Meeting.

    The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in connection with Proposal 2, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Annual Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

    Abstentions will not be counted in favor of, but will have no other effect on, the votes for Proposals 1 and 3. Abstentions will have the effect of a "no" vote on Proposal 2.

    Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of each Proposal referred to in the Proxy Statement, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

    In the event that sufficient votes in favor of any Proposal set forth in the Notice of Annual Meeting are not received by June 25, 2002, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the New Adviser.

    As of April 1, 2002, there were 12,833,980 shares of beneficial interest of HQH and 10,009,516 shares of beneficial interest of HQL issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on May 15, 2002, the record date, will be entitled to vote at the Annual Meeting. As of April 1, 2002, the Trustees and officers of the Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of the Fund. As of April 1, 2002, HQH and HQL were not aware of any person that beneficially owned more than 5% of either Fund's outstanding voting securities.

                       PROPOSALS FOR 2003 ANNUAL MEETING


    Shareholder proposals for each Fund's 2003 Annual Meeting must be received at the Fund's executive offices at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than January 9, 2003 for inclusion in the 2003 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2003 Proxy Statement or submitted for a vote at the 2003 Annual Meeting.


                                    GENERAL


    The New Adviser has undertaken to pay the costs of the Annual Meeting to the extent they exceed $8,580, which was the cost of the Funds' joint annual meeting in 2001. The first $8,580 of the costs of the Annual Meeting will be borne 60% by HQH and 40% by HQL. In addition to the solicitation by use of the mails, certain officers of the Funds and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.


    Furthermore, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies for the Funds, at an estimated cost of $6,000 per Fund, plus expenses. Such costs will be borne by the New Adviser. As the Annual Meeting date approaches, certain shareholders may receive a telephone call from a representative of Georgeson if their votes have not yet been received.

    Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for the shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder's instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.


    If a shareholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Warren Antler at (212) 806-8572. Any proxy given by a shareholder is revocable until voted at the Annual Meeting.


                                                        H&Q HEALTHCARE INVESTORS
                                                     H&Q LIFE SCIENCES INVESTORS

    May 20, 2002

EXHIBIT A

                           [H&Q HEALTHCARE INVESTORS]
                         [H&Q LIFE SCIENCES INVESTORS]
                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT

    THIS INVESTMENT ADVISORY AGREEMENT, dated as of ___________________ between [H&Q Healthcare Investors] [H&Q Life Sciences Investors], a Massachusetts business trust (the "Fund"), and Hambrecht & Quist Capital Management LLC, a Delaware limited liability company (the "Investment Adviser"),

                              W I T N E S S E T H:

    That in consideration of the mutual covenants herein contained, it is agreed as follows:

    1. SERVICES TO BE RENDERED BY THE INVESTMENT ADVISER TO THE FUND.

    Subject to the supervision and direction of the Board of Trustees of the Fund, the Investment Adviser will:

    a. act in strict conformity with the Fund's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended;

    b. manage the Fund's portfolio in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus;

    c. make investment decisions for the Fund;

    d. place purchase and sale orders for portfolio transactions for the Fund;

    e. supply the Fund with office facilities (which may be in the Investment Adviser's own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies;

    f. supply or direct and supervise a third party administrator or custodian in the provision to the Fund of accounting and bookkeeping services, the calculation of the net asset value of shares of the Fund, internal auditing services, and other clerical services in connection therewith; and

    g. prepare or supervise and direct a third party administrator or custodian in the preparation of reports to shareholders of the Fund, tax returns and reports to and filings with the Securities and Exchange Commission ("SEC") and state Blue Sky authorities.

    In providing these services, the Investment Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Investment Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

    2. BROKERAGE.

    In executing transactions for the portfolio and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the 1940 Act) the Investment Adviser will use its best efforts to obtain the best price and execution for the Fund. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms of are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")) provided to the Fund and/or other accounts over which the Investment Adviser exercises investment discretion. It is understood that such services may be useful to the Investment Adviser in connection with its services to other clients.

    On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    3. OTHER AGREEMENTS; USE OF NAME, ETC.

    It is understood that any of the shareholders, Trustees, officers, agents and employees of the Fund may be a shareholder, director, officer, agent or employee of or be otherwise interested in the Investment Adviser and in any affiliate thereof with the Investment Adviser and that the Investment Adviser and any affiliate thereof with the Investment Adviser may have an interest in the Fund. It is also understood that the Investment Adviser and persons affiliated with the Investment Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses and that the Fund shall have no interest in the profits or opportunities derived from the same, that the Investment Adviser may give advice and take action in the performance of its duties with respect to such other clients that may differ from advice given on the timing or nature of action taken with respect to the Fund. Nothing in this Agreement shall be deemed to confer upon the Investment Adviser any obligation to acquire for the account of the Fund a position in any security that the Investment Adviser or any affiliate thereof may acquire for its own account or for the account of any other client, if in the sole and absolute discretion of the Investment Adviser it is not for any reason practical or desirable to acquire a position in such security for the Fund's account.

    The Investment Adviser shall authorize and permit any of its partners, officers, directors and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Investment Adviser under this Agreement may be furnished through the medium of any of such partners, officers, directors or employees.

    The Fund acknowledges that Investment Adviser's use of the term "H&Q" is pursuant to a written license agreement (the "License Agreement"), a copy of which the Investment Adviser has provided to the Fund. The Fund further acknowledges that under the License Agreement the Investment Adviser may sublicense the term "H&Q" to a fund for which it serves as investment adviser, for use as part of the fund's name, pursuant to a written sublicense agreement that (a) is at least as protective of the rights of the licensor under the License Agreement as the License Agreement and (b) does not permit the fund to sub-sublicense the term "H&Q". The Fund agrees that its right to use the term "H&Q" is subject in all respects to the terms of the License Agreement. The Fund further agrees that if the License Agreement terminates for any reason, or if the Investment Adviser ceases to act as investment adviser to the Fund, the Fund's sublicense to use the term "H&Q" as part of its name will terminate, at which time the Fund will take all necessary action to change its name to a name not including such term.

    4. COMPENSATION.

    The Fund will pay to the Investment Adviser as compensation for the Investment Adviser's services rendered a fee, computed monthly, equal when annualized to (1) 2.5% of the average net assets for such month of its venture capital and other restricted securities constituting up to 25% of net assets and
(2) the percentage that corresponds to the fee table below of the average net assets for such month of all other assets ("Other Assets"); provided that in no event shall such monthly fee when annualized exceed 1.375% of the average net assets of the Fund for such month.

                                                    ANNUALIZED
VALUE OF OTHER ASSETS                                FEE RATE
---------------------                               ----------
$250,000,000 or less                                   1.0%
$250,000,001 to $500,000,000                           0.9%
$500,000,001 to $1,000,000,000                         0.8%
In excess of $1,000,000,000                            0.7%

    For purposes of this section, "average net assets" for any month shall be equal to the average of the net asset value of the appropriate assets at the last business day of such month and the net asset value of the appropriate assets at the last business day of the prior month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Fund shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Fund. Such fee shall be payable for each month within five business days after the end of the such month.

    For purposes of this Section 4, "venture capital and other restricted securities" shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to the sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

    In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Investment Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Investment Adviser may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Investment Adviser may prescribe in such notice, the compensation due the Investment Adviser shall be reduced and if necessary the Investment Adviser shall assume expenses of the Fund, to the extent required by such expense limitation. In no event shall the provisions of this Section 4 require the Investment Adviser to reduce its fee if not so required by an applicable statute or regulatory authority.

    If the Investment Adviser shall serve for less than the whole of a month, the foregoing compensation shall be pro rated.

    5. EXPENSES.

    The Investment Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the

Fund, as well as the fees of all Trustees of the Fund who are "affiliated persons" of the Investment Adviser, as that term is defined in the 1940 Act, or any of its "affiliated persons."

    The Fund shall pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Fund including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment Plan, SEC and National Association of Securities Dealers, Inc. fees, fees and expenses of the Trustees who are not "affiliated persons" of the Investment Adviser or any of its "affiliated persons", accounting and valuation costs, administrator's fees, membership fees in trade associations, fidelity bond coverage for the Fund's officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Fund's shares for sale in various states, expenses associated with personnel performing exclusively shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

    6. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

    This Agreement shall automatically terminate, without the payment of any penalty in the event of its assignment, and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser.

    7. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

    This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 6) until terminated as follows:

    a. Either party hereto may at any time terminate this Agreement by not less than thirty (30) days' nor more than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

    b. If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on ______________ or the expiration of one year from the effective date of the last such continuance, whichever is later.

    Action by the Fund under (a) above may be taken either by (i) vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

    Termination of this Agreement pursuant to this Section 7 shall be without the payment of any penalty.

    8. CERTAIN DEFINITIONS.

    For the purposes of this Agreement, the "affirmative vote of a majority of outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however to such exemptions as may be granted by the SEC under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Exchange Act and the Rules and Regulations thereunder.

    9. NON-LIABILITY OF THE INVESTMENT ADVISER.

    The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by
Article V of the Fund's Declaration of Trust.

    10. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

    A copy of the Declaration of Trust of the Fund is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

    11. FURNISHING OF MATERIALS.

    During the term of this Agreement, the Fund agrees to furnish the Investment Adviser at its principal executive office all prospectuses, proxy statements, report to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Investment Adviser in any way, prior to use thereof and not to use such material if the Investment Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Adviser copies of any of the above-mentioned materials which refer in any way to the Investment Adviser. The Fund shall furnish or otherwise make available to the Investment Adviser such other information relating to the business affairs of the Fund as the Investment Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    12. GOVERNING LAW.

    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the Fund and the Investment Adviser have each caused this instrument to be signed in duplicate in its behalf by its President or other officer thereunto duly authorized, all as of the date first hereinabove written.

    [H&Q HEALTHCARE INVESTORS]

    [H&Q LIFE SCIENCES INVESTORS]

    By:
---------------------------------------

    Title:
-------------------------------------

    HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC

    By:
---------------------------------------

    Title:
-------------------------------------

[HQCM -  H & Q HEALTHCARE INVESTORS] [FILE NAME: ZHQHC2.ELX] [VERSION - (1)]
                           [04/11/02] [ORLG. 04/11/02]

                                   DETACH HERE

                                                                          ZHQHC2

                            H&Q HEALTHCARE INVESTORS

       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2002
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Alan G. Carr, Henri A. Termeer and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the "Fund") to be held on June 25, 2002 at 9:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR APPROVAL OF PROPOSAL 2, FOR ADOPTION OF PROPOSAL 3, AND WITH RESPECT TO ITEM 4, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------
----------------------------------            ----------------------------------
----------------------------------            ----------------------------------

H & Q HEALTHCARE INVESTORS

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI  02490

-----------------------------------------------------------------------------------------------------------------------------
VOTE BY TELEPHONE                                                 VOTE BY INTERNET
-----------------------------------------------------------------------------------------------------------------------------

It's fast, convenient, and immediate!                             It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                              confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

-----------------------------------------------------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:                                     FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.          1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                                      2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-799-8683).                                  HTTP://WWW.EPROXYVOTE.COM/HQH

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY          3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY
   CARD ABOVE YOUR NAME.                                             CARD ABOVE YOUR NAME.

4. FOLLOW THE RECORDED INSTRUCTIONS.                              4. FOLLOW THE INSTRUCTIONS PROVIDED.
-----------------------------------------------------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                      Go to HTTP://WWW.EPROXYVOTE.COM/HQH anytime!
 DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

           [HQHCM - H & Q HEALTHCARE INVESTORS] [FILE NAME: ZHQHC1.ELX] [VERSION - (1)]
                                  [04/11/02] [ORIG. 04/11/02]

                                   DETACH HERE

                                                                                                                       ZHQHC1

|X|         PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE

--------------------------------------------------------
                  H&Q HEALTHCARE INVESTORS
--------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
NOMINEES.

1.  On the election of two Trustees:                         2.  Approval of a new investment     FOR  AGAINST  ABSTAIN
    NOMINEES: (01) Alan G. Carr and (02) Henri A.                advisory agreement between       [ ]    [ ]      [ ]
    Termeer                                                      the Fund and Hambrecht &
                                                                 Quist Capital Management
       FOR                                   WITHHELD            LLC. (THE BOARD OF TRUSTEES
       ALL         [    ]        [    ]      FROM ALL            RECOMMENDS A VOTE FOR);
    NOMINEES                                 NOMINEES
                                                             3.  Ratification of the selection    FOR  AGAINST  ABSTAIN
     [    ] ______________________________________               of PricewaterhouseCoopers LLP    [ ]    [ ]      [ ]
            For all nominees except as noted above               as Independent Public
                                                                 Accountants of the Fund for the
                                                                 fiscal year ending September 30,
                                                                 2002 (THE BOARD OF TRUSTEES
                                                                 RECOMMENDS A VOTE FOR);

                                                             4.  In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or
                                                                 adjournments thereof.

                                                             Mark box at right if an address change or comment has been    [ ]
                                                             noted on the reverse side of this card.

                                                             Please be sure to sign and date this proxy.

Signature:                 Date:    Signature:              Date: ____________
           -------------                       -----------

[HQCM H & Q LIFE SCIENCES INVESTORS][FILE NAME: ZHQHL2.ELX][VERSION - (1)]
                           [04/11/02][ORLG. 04/11/02]

                                   DETACH HERE

                                                                          ZHQHL2


                           H&Q LIFE SCIENCES INVESTORS

       PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2002
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Alan G. Carr, Henri A. Termeer and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the "Fund") to be held on June 25, 2002 at 9:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment or adjournments thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, FOR APPROVAL OF PROPOSAL 2, FOR ADOPTION OF PROPOSAL 3, AND WITH RESPECT TO ITEM 4, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------
----------------------------------            ----------------------------------
----------------------------------            ----------------------------------

H & Q LIFE SCIENCES INVESTORS

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI  02490

-------------------------------------------------------------------------------------------------------------------------------
VOTE BY TELEPHONE                                                 VOTE BY INTERNET
-------------------------------------------------------------------------------------------------------------------------------

It's fast, convenient, and immediate!                              It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                               confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

-------------------------------------------------------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:                                      FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.           1. READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2. CALL THE TOLL-FREE NUMBER                                       2. GO TO THE WEBSITE
   1-877-PRX-VOTE (1-877-799-8683).                                   HTTP://WWW.EPROXYVOTE.COM/HQL

3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY           3. ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY
                                                                      CARD ABOVE YOUR NAME.
4. FOLLOW THE RECORDED INSTRUCTIONS.                               4. FOLLOW THE INSTRUCTIONS PROVIDED.
-------------------------------------------------------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!                                            YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                       Go to HTTP://WWW.EPROXYVOTE.COM/HQL anytime!
 DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

           [HQHLS - H & Q LIFE SCIENCES INVESTORS] [FILE NAME: ZHQHL1.ELX] [VERSION - (1)]
                                  [04/11/02] [ORIG. 04/11/02]

                                   DETACH HERE

                                                                                                                       ZHQHL1

|X|         PLEASE MARK

            VOTES AS IN
            THIS EXAMPLE

--------------------------------------------------------
              H&Q LIFE SCIENCES INVESTORS
--------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
NOMINEES.

1. On the election of three Trustees:                        2.  Approval of a new investment     FOR  AGAINST  ABSTAIN
   NOMINEES: (01) Robert P. Mack, M.D., (02) Eric                advisory agreement between       [ ]    [ ]      [ ]
   Oddleifson and (03) Oleg M. Pohotsky                          the Fund and Hambrecht &
                                                                 Quist Capital Management
       FOR                                   WITHHELD            LLC. (THE BOARD OF TRUSTEES
       ALL         [    ]        [    ]      FROM ALL            RECOMMENDS A VOTE FOR);
    NOMINEES                                 NOMINEES
                                                             3.  Ratification of the selection    FOR  AGAINST  ABSTAIN
     [    ] ______________________________________               of PricewaterhouseCoopers LLP    [ ]    [ ]      [ ]
            For all nominees except as noted above               as Independent Public
                                                                 Accountants of the Fund for the
                                                                 fiscal year ending  September 30,
                                                                 2002 (THE BOARD OF TRUSTEES
                                                                 RECOMMENDS A VOTE FOR);

                                                             4.  In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment or
                                                                 adjournments thereof.

                                                             Mark box at right if an address change or comment has been    [ ]
                                                             noted on the reverse side of this card.

                                                             Please be sure to sign and date this proxy.
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Signature:                 Date:    Signature:              Date: ____________
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